GATX CORPORATION 2012 AMENDED AND RESTATED INCENTIVE AWARD PLAN RESTRICTED STOCK UNIT AGREEMENT - DIRECTORS In partial consideration of the provision of services by the Participant, an director of GATX Corporation (the "Company"), and as further incentive for the Participant to advance the interests of the Company, the Company hereby grants to the Participant, on the Grant Date, _______ Restricted Stock Units (the "RSUs") with respect to the same number of Shares of the Company pursuant to the GATX Corporation 2012 Amended and Restated Incentive Award Plan (the “Plan”). Such grant is expressly subject to the terms and conditions of this Restricted Stock Unit Agreement (the “Agreement”) as hereinafter set forth and further subject to the terms and conditions of the Plan, both of which are incorporated herein by reference. 1. Defined Terms. Capitalized terms used in this Agreement are defined in paragraph 9 or elsewhere herein. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Plan. 2. Voting Rights and Dividends. Notwithstanding anything to the contrary the Participant shall not have any rights as a shareholder of the Company, including the right to vote, until Shares are actually issued to the Participant in accordance with paragraph 3 of this Agreement. A bookkeeping account (or an account with the Company's share plan administrator) shall be established by the Company for the Participant, to which shall be credited dividend equivalents equal to the product of (a) the number of the Participant’s RSUs and (b) the dividend declared on a single share of Common Stock. To the extent the Participant becomes vested in the RSUs, the Participant shall be entitled to a distribution of the dividend equivalents in cash credited to his or her account at the same time as the Shares are issued with respect to the RSUs so vesting, unless the Participant has filed an election to defer receipt of the Shares under the Director’s Voluntary Deferred Fee Plan, in which case all dividend equivalents shall be credited and paid as provided under that plan. 3. Vesting, Transfer and Forfeiture of RSUs. (a) Except as otherwise provided in subparagraph 3(b) below, the Participant shall vest in the RSUs on the Vesting Date. The RSUs shall be converted and exchanged for an equal number of shares of Stock to be issued to the Participant no later than the tenth (10th) business day following the Vesting Date, unless the Participant has filed an election to defer receipt of the Shares under the Director’s Voluntary Deferred Fee Plan, in which case the Shares shall be delivered as provided under that plan. Notwithstanding the foregoing, if the Participant’s Date of Termination occurs for reasons other than death or Disability prior to the Vesting Date, the Participant shall forfeit

2 all unvested RSUs and the Participant shall have no further rights under this Agreement. (b) Notwithstanding the provisions of subparagraph 3(a) above, the Participant shall become vested in the RSUs as provided in subparagraphs (i) and (ii) below, and shall become owner of an equal number of Shares thereof free of all restrictions otherwise imposed by this Agreement as provided in subparagraph (iii) below, as follows: (i) If the Participant’s Date of Termination occurs as a result of death, or Disability, the Participant will be vested on such Date of Termination in a pro rata portion of the RSUs based on his or her length of service equal to the product of: (A) the number of RSUs granted to the Participant hereunder; and (B) a fraction (not greater than one), the numerator of which shall be the number of days the Participant is a director or otherwise employed by the Company or its Subsidiaries during the period beginning on the Grant Date and ending on the Date of Termination and the denominator of which shall be the number of days in the Vesting Period. (ii) The RSUs will vest in full upon a Change in Control. (iii) Following the vesting of the RSUs under subparagraph (i) or (ii), RSUs shall be converted to an equal number of Shares and issued no later than the tenth (10th) business day following the Date of Termination, unless the Participant has filed an election to defer receipt of the Shares under the Director’s Voluntary Deferred Fee Plan, in which case the Shares shall be delivered as provided under the terms of that plan. (c) Except pursuant to a domestic relations order, RSUs may not be sold, assigned, transferred, pledged or otherwise encumbered until share of Common Stock have been distributed to the participant free and clear of all restrictions. 4. Withholding. The granting, vesting and settlement of RSUs under this Agreement are subject to any required withholding of applicable taxes. Subject to such rules and limitations as may be established by the Administrator from time to time, the Participant may satisfy his or her withholding obligations through (i) payment of cash to the Company equal to the amount of taxes required to be withheld, (ii) contemporaneously withholding from other sources of income otherwise payable to the Participant by the Company or any Subsidiary, or (iii) the surrender of Shares which the Participant already owns, or to which the

3 Participant is otherwise entitled under the Plan or this Agreement; provided, however, that, except as otherwise provided by the Administrator, Shares otherwise payable under this Agreement may not be used to satisfy more than the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for income tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). In the event that the withholding obligation arises during a period in which the Participant is prohibited from trading in Common Stock pursuant to the Company’s insider trading policy, or otherwise by applicable securities or other laws, then unless otherwise elected by the Participant during a period when he/she was not so restricted from trading, the Company shall automatically satisfy the Participant’s withholding obligation, if any, by withholding from Shares otherwise deliverable under this Agreement 5. Heirs and Successors. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, including any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business. If any rights of the Participant or benefits distributable to the Participant under this Agreement have not been exercised or distributed, respectively, at the time of the Participant's death, such rights shall be exercisable by the Designated Beneficiary, and such benefits shall be distributed to the Designated Beneficiary, in accordance with the provisions of this Agreement and the Plan. If a deceased Participant fails to designate a beneficiary, or if the Designated Beneficiary does not survive the Participant, any rights that would have been exercisable by the Participant and any benefits distributable to the Participant shall be exercised by or distributed to the legal representative of the estate of the Participant. If the Designated Beneficiary survives the Participant but dies before the exercise of all rights or the complete distribution of benefits under this Agreement, then any remaining rights and any remaining benefit distribution shall be exercisable by or distributed to the legal representative of the estate of the Designated Beneficiary. 6. Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the Director, Compensation & Benefits of the Company. This Agreement is subject to all interpretations, amendments, rules and regulations promulgated by the Administrator from time to time pursuant to the Plan. 7. Not an Employment Contract. The Award will not confer on the Participant any right with respect to continuance of service or employment with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to modify the terms of such Participant's future compensation at any time. 8. Notices. Any written notices provided for in this Agreement or the Plan shall be provided to the Company at the following address:

4 GATX Corporation 233 South Wacker Drive Chicago, IL 60606-7147 U.S.A All notices shall be in writing and shall be deemed sufficiently given if either hand delivered, sent by electronic means which acknowledges delivery, fax, overnight courier, or by postage paid first class mail. Any such notice sent by mail shall be deemed received three business days after mailing, but in no event later than the date of actual receipt and shall be directed, if to the Participant, at the Participant's address indicated by the Company's records, or if to the Company, to the attention of the Director, Compensation and Benefits. 9. Definitions. For purposes of this Agreement, the terms used in this Agreement shall be subject to the following: “Change in Control” shall have the meaning ascribed to it in Section 2.7 of the Plan. "Date of Termination" shall mean the date on which the Participant incurs a Termination of Service. “Designated Beneficiary” shall mean the beneficiary or beneficiaries designated by the Participant in a writing filed with the Committee in such form and at such time as the Committee shall require. “Disability” shall mean, except as otherwise provided by the Committee, the period in which the Participant is considered to be "disabled" as determined by the Board in its discretion. “Grant Date” shall mean the date this RSU award was awarded under the terms of the Company’s non-employee director compensation program. “Vesting Date” means the date of the first annual meeting of shareholders of the Company at which directors are elected following the Grant Date. “Vesting Period” means the period beginning on the Grant Date and ending on the Vesting Date.